SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 16, 2007
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32878 (Commission File Number)	75-2896356 (IRS Employer Identification No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)
Registrant’s telephone number, including area code 214-765-1100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Second Amendment to the Credit Agreement
Letter Agreement Amending the Purchase Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On February 16, 2007, Penson Worldwide, Inc. (the “Company”) entered into the Second Amendment (the “Amendment”) to its Credit Agreement, dated as of May 26, 2006 (the “Credit Agreement”), with Guaranty Bank, as Administrative Agent, Swing Line Lender, Arranger and Letter of Credit Issuer, Wachovia Bank, N.A., as Documentation Agent, and the other lenders party thereto, as amended by the First Amendment between the Company and Guaranty Bank dated as of September 29, 2006. The Amendment , among other things, revises the indebtedness covenant in the Credit Agreement so that the Company or its subsidiaries are allowed to, among other things, enter into ordinary course guarantees that may be required in connection with its business as a broker dealer or as a futures commission merchant and up to $35,000,000 of other guarantees in total amount. A copy of the Amendment is being filed as an exhibit to this Form 8-K and is incorporated by reference into this Item 1.01.
     Also on February 16, 2007, the Company, through its subsidiaries SAI Holdings, Inc., GHP1, Inc. and GHP2, LLC amended the purchase agreement, dated as of November 6, 2006 (the “Purchase Agreement”), with Goldenberg, Hehmeyer & Co. (“GHCO”), Goldenberg LLC, Hehmeyer LLC, GHCO Partners LLC, GH Traders LLC, Ralph Goldenberg and Christopher Heymeyer in order to, among other changes, reduce the initial purchase price paid to GHCO’s partners. The initial purchase price was reduced principally because GHCO will not hold some of the assets after the distribution of its proprietary trading business that GHCO was originally contemplated to hold. A copy of the letter agreement amendment is being filed as an exhibit to this Form 8-K and is incorporated by reference into this Item 1.01.
Item 8.01. Other Events.
     On February 16, 2007, the Company filed a press release announcing the completion of its acquisition of the partnership interests of GHCO.
     As provided in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2006, the Company issued 138,675 shares of the Company’s common stock, par value $0.01, on February 16, 2007 to certain persons designated by GHCO’s general partners pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The shares were issued as part of the consideration for the purchase of all of the outstanding partnership interests of GHCO pursuant to the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Second Amendment to the Credit Agreement between the Company and Guaranty Bank, as Administrative Agent dated as of February 16, 2007.

10.2	Letter Agreement, dated as of February 16, 2007, amending the Purchase Agreement, dated as of November 6, 2006, by and among SAI Holdings, Inc., GHP1, Inc. and GHP2, LLC, Goldenberg, Hehmeyer & Co., Goldenberg LLC, Hehmeyer LLC, GHCO Partners LLC, GH Traders LLC, Ralph Goldenberg and Christopher Hehmeyer.

99.1	Press Release issued by Penson Worldwide, Inc. on February 16, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.
Date: February 16, 2007	/s/ Philip A. Pendergraft
Philip A. Pendergraft
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Second Amendment to the Credit Agreement between the Company and Guaranty Bank, as Administrative Agent dated as of February 16, 2007.

10.2	Letter Agreement, dated as of February 16, 2007, amending the Purchase Agreement, dated as of November 6, 2006, by and among SAI Holdings, Inc., GHP1, Inc. and GHP2, LLC, Goldenberg, Hehmeyer & Co., Goldenberg LLC, Hehmeyer LLC, GHCO Partners LLC, GH Traders LLC, Ralph Goldenberg and Christopher Hehmeyer.

99.1	Press Release issued by Penson Worldwide, Inc. on February 16, 2007.